Exhibit 10.4

HDIMAX MEDIA, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated as of _____________, is made by and among HDIMAX MEDIA, Inc., a Nevada corporation (the “Company”), and the investor identified on Annex I (“Investor”).

WHEREAS, the Investor wishes to purchase from the Company, upon the terms and conditions stated herein, the number of shares of the Company’s common stock (the “Shares”) for the consideration set forth on Annex;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors mutually agree as follows.

ARTICLE 1

PURCHASE OF COMMON STOCK

1.1          Purchase of Common Stock in Exchange for Cash Payment. Subject to the terms and conditions of this Agreement, on the Effective Date, the Investor listed in Annex I shall purchase, and the Company shall sell and issue to Investor, the Shares in the amount set forth opposite such Investor’s name on Annex I in exchange for the purchase price set forth opposite each such Investor’s name on Annex I.

1.2          Subscription Funds. On or prior to the Effective Date, each Investor shall deliver (in accordance with instructions provided to the Investor by the Company), cash equal to the amount set forth opposite each such Investor’s name on Annex I (the “Investment Amount”), or shall otherwise provide evidence of the availability of funds to the reasonable satisfaction of the Company.

1.3          Investor Information. Each Investor shall deliver complete, final and accurate copies of (i) Annex I, and (ii) an Investor Questionnaire in the form provided by the Company, setting forth information regarding the identification and certain representations of the Investors, prior to the Effective Date.

1.4          Delivery. On the date of this Agreement, each Investor shall (i) pay (by wire transfer in same day funds to an account specified by the Company in writing or pursuant to other funding instructions specified by the Company in writing), to the Company the amount set forth opposite each such Investor’s name on Annex I under column 1.b.; and (ii) deliver a counterpart of the signature page of this Agreement.

1.5          Closing. The subscription shall be deemed to be accepted by the Company, in the amount indicated by the Company’s officer on the Company signature page, only when this Agreement is executed by such officer on behalf of the Company and delivered to Investor. Upon acceptance of the subscription by the Company within 90 days of such subscription, this Agreement shall constitute a legal and binding obligation of both Investor and the Company. The closing of the purchase and sale of the Shares shall take place on what is referred to herein as the “Effective Date” at the offices of the Company, or at such other location as the Company and the Investors shall mutually agree, upon the Company providing its countersignature to this Agreement.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Each Investor, severally and not jointly, represents and warrants to the Company that the statements contained in this Article 2 are true and correct as of the date hereof and will be as of the Effective Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties are true and correct as of such date).

2.1          Accredited Investor Status. Investor is an “accredited investor” as defined by Rule 501 of Regulation D under the Securities Act. Investor acknowledges that it has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto. Investor acknowledges that an investment in the Shares is speculative and involves a high degree of risk and that Investor can bear the economic risk of the acceptance of the Shares, including a total loss of Investor’s investment. Investor is experienced in evaluating and investing in early stage or start-up or reorganizing companies such as the Company.

2.2          Investment for Own Account. Investor is purchasing the Shares solely for Investor’s own account, and, in the event that the Investor should acquire any underlying securities, will be acquiring such underlying securities solely for Investor’s own account, and not for the benefit of any other Person. Investor is acquiring the Shares solely for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of the Shares, in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws. Investor understands and acknowledges that an investment in the Shares is not a liquid investment.

2.3          Information. Investor confirms that Investor has had the opportunity to ask questions of, and receive answers from, the Company or any authorized Person acting on its behalf concerning the Company and its business, and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Investor. In connection therewith, Investor acknowledges that Investor has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized Person acting on its behalf. Investor has received and reviewed all the information concerning the Company and the Shares, both written and oral, that Investor desires. In determining whether to make this investment, Investor has relied solely on Investor’s own knowledge and understanding of the Company and its business based upon Investor’s own due diligence investigations.

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2.4          Authorization. Investor has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Investor enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.5          Suitability of Investment. Investor has carefully considered and has discussed (or accepts the responsibility to discuss) with its own legal, tax, accounting and financial advisors, to the extent the Investor has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Investor’s particular federal, state, provincial, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Investor. Investor understands that it (and not the Company) shall be responsible for Investor’s own tax liability that may arise as a result of the investment in the Shares or the transactions contemplated by this Agreement.

2.6          Restricted Securities. The Investor understands that the Shares are characterized as “restricted securities” under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, the Shares may be resold without registration under the Securities Act only in certain limited circumstances. Investor understands that the Shares have not been registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act and/or Regulation D as a transaction by an issuer not involving any public offering, and that the statutory basis for the exception claimed may not be present if any of the representations and warranties of Investor contained in this Agreement are untrue. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

Certificates evidencing the Shares will bear a legend substantially in the form below:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

2.7          Investor Information. The residency of Investor (or, in the case of a partnership, limited liability company or corporation, such entity’s principal place of business) is correctly set forth on the Investor Questionnaire filled out by the Investor. Each Investor shall complete and sign such Investor Questionnaire providing certain investor representations contained therein.

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ARTICLE 3

CONDITIONS RELATING TO THE CLOSING

3.1          Conditions to the Obligations of the Company at the Closing. The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing with respect to each Investor are, unless otherwise indicated, subject to the satisfaction of the following conditions as of the Effective Date, unless such conditions are waived by the Company:

(a) Representations, Warranties and Covenants. The representations and warranties made by each such Investor in Article 2 hereof shall be true and correct as of the Effective Date.

(b) Deposit of Funds. Each Investor shall have deposited with the Company all of the cash needed to satisfy the Investors’ purchase obligations under this Agreement.

(c) Delivery of Subscription Agreement and Investor Questionnaire. The investor shall have delivered an executed Subscription Agreement, along with an Investor Questionnaire and any and all other investment documentation requested by the Company in connection therewith.

3.2          Conditions to the Obligations of the Investors at the Closing. The obligation of each Investor to consummate the transactions to be performed by it in connection with the Closing with respect to the Company are, unless otherwise indicated, subject to the satisfaction of the following conditions as of the Effective Date, unless such conditions are waived by such Investor:

(a)          Delivery of Subscription Agreement and Investor Questionnaire. The Company shall have delivered an executed Subscription Agreement to the Investor.

ARTICLE 4

MISCELLANEOUS

4.1          Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nevada without regard to applicable choice of law provisions thereof.

4.2          No Third Party Reliance. Anything contained herein to the contrary notwithstanding, the representations and warranties contained in this Agreement (a) are being given as an inducement to the Company to enter into this Agreement and (b) are solely for the benefit of the Company. Accordingly, no third party shall be a third-party or other beneficiary of such representations and warranties and no such third party shall have any rights of contribution against the Investor or the Company with respect to such representations or warranties or any matter subject to or resulting in indemnification under this Agreement or otherwise.

4.3          Amendment. This Agreement may not be modified or amended in any manner except in a writing executed by the Company and any Investor whose interest may be adversely affected by the amendment.

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4.4          Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

4.5          Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Subscription Agreement as of the date first written above.

INVESTOR

Individuals: (Includes joint tenants, tenants in common and individual IRA beneficiaries) Printed Name: Name of Subscriber (as it is to appear on certificate(s)) ___________________________ Signature
Accepted by: HDIMAX MEDIA, INC. By: ___________________________ Name: Title:

Subscription accepted by the Company as to Investment Amount:

$___________

[Signature page to Subscription Agreement]

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Annex I

Subscription Schedule

Name and Address[1] of Investor	(a) Shares of Common Stock (#)	(b) Aggregate Purchase Price ($)
Name: Address: Tax ID:

Wiring Instructions:

Reference:

1 Listed address is the principal place of business, if a business entity, or address and state of residency, if an individual.

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